Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Second Quarter 2005

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2004 Consolidated Balance Sheet.

WARNING REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT FOR THE QUARTER AND SIX MONTH PERIOD ENDED JUNE 30, 2005, ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION, OUR OPERATORS’ OR TENANTS’ ABILITY TO PAY RETURNS OR RENT TO US, OUR INTENT TO REBRAND AND REFURBISH CERTAIN OF OUR PROPERTIES AND OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS. FOR EXAMPLE, IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE AND OUR OPERATORS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS. THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS CHANGES IN OUR OPERATORS’ OR TENANTS’ FINANCIAL CONDITION OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL RELEASE PUBLICLY THE RESULT OF ANY REVISION TO THE FORWARD LOOKING STATEMENTS TO REFLECT THE FUTURE OCCURRENCE OF PRESENTLY UNANTICIPATED EVENTS.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT, which owns hotels operated by unaffiliated hotel operating companies under long term management agreements or leases. At June 30, 2005, we own 298 hotels located in 38 states, Puerto Rico, and Canada, which are operated under ten combination management or lease agreements. The largest combination agreement based upon investment includes 53 hotels with 7,610 rooms located in 24 states and the smallest combination includes 12 hotels with 2,321 rooms located in eight states. We are the only investment grade rated lodging REIT and are included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000, the MSCI U.S. REIT index, the NAREIT Real Time index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC (RMR). RMR was founded in 1986 to manage public investments in real estate. As of June 30, 2005, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including more than 900 properties, with approximately 83.5 million square feet, located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 400 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage Senior Housing Properties Trust (SNH), a publicly traded REIT that owns senior living properties, HRPT Properties Trust (HRP), a publicly traded REIT that primarily owns office buildings and industrial properties and four mutual funds which invest in unaffiliated real estate companies. The public companies managed by RMR had combined total market capitalization of approximately $11.5 billion as of June 30, 2005.  We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels operated by experienced hotel managers, under long term agreements that provide us stable cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our hotels by charging rent increases based upon percentages of gross revenue increases at our hotels and retaining hotel profits in our taxable REIT subsidiaries. We own upscale limited service, extended stay and full service sectors. Generally, we prefer to purchase multiple hotels in one transaction because we believe a single operating agreement for multiple hotels in diverse locations enhances the stability of our cash flows. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships. Also, the majority of our debt is fixed rate and we have no significant debt maturities until 2008.

Stock Exchange Listing:

New York Stock Exchange

Trading Symbol:

Common Shares – HPT

Preferred Shares Series B – HPT-B

Senior Unsecured Debt Ratings:

Moody’s – Baa3

Standard & Poor’s – BBB–

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 964-8389

(f)  (617) 969-5730

Portfolio Data by Manager (as of 6/30/05):

							Percent
			Percent of			Annualized	of Total
		Number	Number		Percent of	Minimum	Minimum
	Number	of Rooms	of Rooms		Total	Return /	Return /
Manager	of Hotels	/ Suites	/ Suites	Investment	Investment	Rent (000s)	Rent
				(000s)
Marriott International	125	17,926	42%	$1,474,811	43%	$150,162	46%
InterContinental	119	16,860	40%	1,430,958	41%	133,847	41%
Hyatt	24	2,929	7%	243,350	7%	18,000	6%
Carlson	12	2,321	5%	175,270	5%	8,000	2%
Homestead	18	2,399	6%	145,000	4%	15,960	5%
Total	298	42,435	100%	$3,469,389	100%	$325,969	100%

Operating Statistics by Operating Agreement (Q2 2005):

				Percent
			Annualized	of Total
		Number	Minimum	Minimum					RevPAR
	Number	of Rooms	Return /	Return /	Coverage (1)				Change (2)
Operating Agreement	of Hotels	/ Suites	Rent (000s)	Rent	Q2		LTM		Q2	YTD

Host Marriott (no. 1)	53	7,610	$55,713	17%	1.52	x	1.33	x	7.0%	6.4%
Host Marriott (no. 2)	18	2,178	18,650	6%	1.23	x	1.07	x	10.4%	8.8%
Marriott International	35	5,382	47,291	15%	1.19	x	0.95	x	8.9%	8.3%
Barcelo Crestline	19	2,756	28,508	9%	1.06	x	0.90	x	7.2%	7.4%
InterContinental (no. 1) (3)	30	3,694	36,097	11%	1.02	x	0.81	x	10.5%	10.0%
InterContinental (no. 2)	76	9,220	60,000	18%	1.11	x	0.92	x	16.6%	17.3%
InterContinental (no. 3)	13	3,946	37,750	12%	1.23	x	1.00	x	8.9%	8.0%
Hyatt	24	2,929	18,000	5%	1.15	x	1.00	x	10.9%	13.8%
Carlson	12	2,321	8,000	2%	1.22	x	1.00	x	-19.2%	-22.5%
Homestead	18	2,399	15,960	5%	1.57	x	1.36	x	8.7%	12.0%
Total / Average	298	42,435	$325,969	100%					8.7%	8.2%

(1)           We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return payments or minimum rent due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(2)           We define RevPAR as hotel room revenue per day per available room.

(3)           In the calculation of RevPAR, we have reduced the number of available rooms for one hotel, which has been closed temporarily due to fire damage sustained on May 13, 2005.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Frank J. Bailey	Arthur G. Koumantzelis
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust 400 Centre Street Newton, MA 02458 (t) (617) 964-8389 (f) (617) 969-5730 (email) info@hptreit.com (website) www.hptreit.com	Financial inquiries should be directed to Mark L. Kleifges, Treasurer and Chief Financial Officer, at (617) 964-8389 or mkleifges@reitmr.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Manager of Investor Relations, at (617) 796-8149 or tbonang@reitmr.com.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

RESEARCH COVERAGE

Equity Research Coverage

Legg Mason	Stifel, Nicolaus
Rod Petrik	Sean Smith
(410) 454-4131	(314) 342-2140

Merrill Lynch	UBS
William Acheson	William Truelove
(212) 449-1920	(212) 713-8825

RBC Capital Markets	Wachovia Securities
Jay Leupp	Jeffrey Donnelly
(415) 633-8588	(617) 603-4262

Debt Research Coverage

Credit Suisse First Boston	Wachovia Securities
Thierry Perrein	Dan Sullivan
(212) 538-8618	(704) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Karen Nickerson	Sherry Cai
(212) 553-4924	(212) 438-1807

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

Shares Outstanding:
Common shares outstanding (at end of period)	71,905	67,203	67,203	67,203	67,189
Weighted average common shares outstanding - basic and diluted (1)	68,357	67,203	67,203	67,191	67,188

Common Share Data:
Price at end of period	$44.07	$40.38	$46.00	$42.49	$42.30
High during period	$44.72	$46.28	$47.35	$43.50	$46.86
Low during period	$39.67	$38.00	$41.87	$39.06	$35.56
Annualized dividends paid per share	$2.88	$2.88	$2.88	$2.88	$2.88
Annualized dividend yield (at end of period)	6.5%	7.1%	6.3%	6.8%	6.8%

Market Capitalization:
Total debt (book value)	$925,157	$1,100,049	$697,505	$705,410	$695,315
Plus: market value of preferred shares (at end of period)	93,392	92,219	95,565	94,530	90,908
Plus: market value of common shares (at end of period)	3,168,853	2,713,657	3,091,338	2,855,455	2,842,095
Total market capitalization	$4,187,402	$3,905,925	$3,884,408	$3,655,395	$3,628,318
Total debt / total market capitalization	22.1%	28.2%	18.0%	19.3%	19.2%

Book Capitalization:
Total debt	$925,157	$1,100,049	$697,505	$705,410	$695,315
Plus: total shareholders’ equity	1,884,073	1,712,665	1,685,873	1,750,617	1,769,575
Total book capitalization	$2,809,230	$2,812,714	$2,383,378	$2,456,027	$2,464,890
Total debt / total book capitalization	32.9%	39.1%	29.3%	28.7%	28.2%

Selected Balance Sheet Data:
Total assets	$3,092,959	$3,074,510	$2,689,425	$2,698,594	$2,716,140
Total liabilities	$1,208,886	$1,361,845	$1,003,552	$947,977	$946,565
Real estate, at cost	$3,593,498	$3,569,977	$3,180,990	$3,193,505	$3,184,216
Total debt / real estate, at cost	25.7%	30.8%	21.9%	22.1%	21.8%

Selected Income Statement Data:
Total revenues	$218,081	$180,747	$156,834	$171,992	$163,231
EBITDA (2)	$86,210	$77,727	$71,486	$73,933	$73,821
Net income available for common shareholders (3)	$20,497	$26,792	$33,942	$28,793	$28,835
Funds from operations (FFO) available for common shareholders (4)	$67,203	$60,883	$57,375	$59,942	$59,524
Common distributions paid	$51,772	$48,386	$48,386	$48,386	$48,376

Per Share Data:
Net income available for common shareholders (3)	$0.30	$0.40	$0.51	$0.43	$0.43
FFO available for common shareholders	$0.98	$0.91	$0.85	$0.89	$0.89
Common distributions paid	$0.72	$0.72	$0.72	$0.72	$0.72
FFO payout ratio	77.0%	79.5%	84.3%	80.7%	81.3%

Coverage Ratios:
EBITDA (2) / interest expense	4.9x	5.0x	5.7x	5.9x	6.0x
EBITDA (2) / interest expense and preferred distributions	4.4x	4.5x	4.9x	5.1x	5.1x

(1)                                  HPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)                                  See page 13 for calculation of EBITDA.

(3)                                  Net income available for common shareholders for the three months ended 6/30/2005 includes a loss on asset impairment of $7,300, or $0.11 per share.

(4)                                  See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of June 30, 2005	As of December 31, 2004
		(audited)
ASSETS

Real estate properties, at cost:
Land	$503,250	$460,748
Buildings, improvements and equipment	3,090,248	2,720,242
	3,593,498	3,180,990
Accumulated depreciation	(571,520)	(556,517)
	3,021,978	2,624,473
Cash and cash equivalents	10,065	15,894
Restricted cash (FF&E Reserve escrow)	37,421	38,511
Other assets, net	23,495	10,547
	$3,092,959	$2,689,425

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$—	$72,000
Senior notes, net of discounts	921,361	621,679
Mortgage payable	3,796	3,826
Security deposits	185,304	175,304
Accounts payable and other liabilities	93,553	77,782
Due to affiliates	2,958	2,661
Dividends payable	1,914	50,300
Total liabilities	1,208,886	1,003,552

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest, no par value:
100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Common shares of beneficial interest; $0.01 par value; 100,000,000 shares authorized; 71,904,728 and 67,203,228 shares issued and outstanding, respectively	719	672
Additional paid-in capital	2,059,185	1,859,936
Cumulative net income	1,132,286	1,081,169
Cumulative preferred distributions	(55,508)	(51,680)
Cumulative common distributions	(1,335,915)	(1,287,530)
Total shareholders’ equity	1,884,073	1,685,873
	$3,092,959	$2,689,425

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004
Revenues:
Hotel operating revenues	$181,059	$125,846	$326,106	$241,919
Rental income	31,890	32,378	62,955	65,014
FF&E reserve income	4,838	4,882	9,237	9,340
Interest income	294	125	530	269
Total revenues	218,081	163,231	398,828	316,542

Expenses:
Hotel operating expenses	132,344	86,486	232,769	164,320
Interest (including amortization of deferred financing costs of $945, $686, $1,679 and $1,372, respectively)	17,591	12,406	33,020	25,245
Depreciation and amortization	31,639	28,749	62,462	57,445
General and administrative	6,796	4,807	12,160	9,207
Loss on asset impairment	7,300	—	7,300	—
Total expenses	195,670	132,448	347,711	256,217

Income before gain on sale of real estate	22,411	30,783	51,117	60,325

Gain on sale of real estate	—	203	—	203
Net income	22,411	30,986	51,117	60,528

Preferred distributions	(1,914)	(2,151)	(3,828)	(5,846)
Excess of liquidation preference over carrying value of Series A preferred shares	—	—	—	(2,793)
Net income available for common shareholders	$20,497	$28,835	$47,289	$51,889

Weighted average common shares outstanding	68,357	67,188	67,783	65,802

Basic and diluted net income per share	$0.30	$0.43	$0.70	$0.79

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

	For the Six Months Ended
	6/30/2005	6/30/2004
Cash flows from operating activities:
Net income	$51,117	$60,528
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	62,462	57,445
Amortization of deferred financing costs as interest	1,679	1,372
Non-cash income	(1,476)	(1,476)
FF&E reserve income and deposits	(15,289)	(14,540)
Gain on sale of properties	—	(203)
Loss on asset impairment	7,300	—
Change in assets and liabilities:
Decrease in other assets	(3,582)	1,533
Increase in accounts payable and other	5,860	2,973
Decrease in due to affiliate	297	(104)
Cash provided by operating activities	108,368	107,528

Cash flows from investing activities:
Real estate acquisitions	(428,954)	—
FF&E reserve fundings	(14,111)	(6,024)
Increase in security and other deposits	10,000	—
Proceeds from sale of real estate	—	7,750
Cash used for investing activities	(433,065)	1,726

Cash flows from financing activities:
Proceeds from issuance of common shares, net	199,233	192,684
Proceeds from issuance of senior notes	299,442	—
Redemption of Series A preferred shares	—	(75,000)
Draws on revolving credit facility	243,000	186,000
Repayments of revolving credit facility	(315,000)	(317,000)
Distributions to common shareholders	(96,771)	(93,437)
Distributions to preferred shareholders	(3,828)	(5,846)
Deferred finance costs paid	(7,208)	(2)
Cash provided by (used in) financing activities	318,868	(112,601)

Increase in cash and cash equivalents	(5,829)	(3,347)
Cash and cash equivalents at beginning of period	15,894	6,428
Cash and cash equivalents at end of period	$10,065	$3,081

Supplemental cash flow information:
Cash paid for interest	$25,623	$23,860

Non cash investing activities:
Property transferred in lease default	$—	$4,920

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$13,377	$6,104
Purchases of fixed assets with FF&E reserve	(22,423)	(14,347)
Non cash financing activities:
Issuance of common shares	$63	$55

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004

Net income	$22,411	$30,986	$51,117	$60,528
Plus: interest expense	17,591	12,406	33,020	25,245
Plus: depreciation expense	31,639	28,749	62,462	57,445
Plus: deferred percentage rent (1)	967	667	1,887	1,267
Plus: deferred hotel operating profit (2)	6,302	1,013	8,151	2,463
Plus: loss on asset impairment (3)	7,300	—	7,300	—
EBITDA	$86,210	$73,821	$163,937	$146,948

(1)           In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter when all contingencies are met and the income is earned. Although we defer recognition of this revenue for purposes of calculating net income, we include these amounts in the calculation of EBITDA for the first three quarters of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(2)           Our rights to share in the operating results of our managed hotels in excess of the minimum returns due to us are generally determined based upon annual calculations. We recognize income in excess of our minimum returns in the fourth quarter when all contingencies are met and the income is earned. Although we defer recognition of this revenue for purposes of calculating net income, we include these amounts in the calculation of EBITDA during the first three quarters of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(3)           In June 2005, we authorized Carlson to pursue the sale of our Prime HotelSM in Atlanta, GA.  In connection with this decision we recorded a $7,300 loss on asset impairment to reduce the carrying value of the hotel to its estimated net realizable value less cost to sell.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, deferred percentage rent, deferred hotel operating profit and loss on asset impairment.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We beleive EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principals, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004

Net income available for common shareholders	$20,497	$28,835	$47,289	$51,889
Plus: FF&E deposits not in net income (1)	498	463	997	893
Depreciation and amortization	31,639	28,749	62,462	57,445
Loss on asset impairment (2)	7,300	—	7,300	—
Excess of liquidation preference over carrying value of preferred shares (3)	—	—	—	2,793
Deferred percentage rent (4)	967	667	1,887	1,267
Deferred hotel operating income (5)	6,302	1,013	8,151	2,463
Less: Gain on sale of real estate	—	(203)	—	(203)
FFO	$67,203	$59,524	$128,086	$116,547

Weighted average shares outstanding	68,357	67,188	67,783	65,802

Net income available for common shareholders per share	$0.30	$0.43	$0.70	$0.79
FFO available for common shareholders per share	$0.98	$0.89	$1.89	$1.77

(1)           Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows.  We own the FF&E Reserve escrows for all the hotels leased to our taxable REIT subsidiaries and for most of the hotels leased to third parties.  We have a security and remainder interest in the FF&E Reserve escrows for the remaining hotels leased to third parties. When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we have a security and remainder interest in the FF&E Reserve escrows, deposits are not included in revenue but are included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)           In June 2005, we authorized Carlson to pursue the sale of our Prime HotelSM in Atlanta, GA.  In connection with this decision we recorded a $7,300 loss on asset impairment to reduce the carrying value of the hotel to its estimated net realizable value less cost to sell.

(3)           On April 12, 2004, we redeemed all of our outstanding 9 ½% Series A Preferred Shares at their liquidation preference of $25.00 per share, plus accumulated and unpaid dividends. We deducted the $2,793 excess of the liquidation preference of the redeemed shares over their carrying amount from net income in determining net income available to common shareholders in the calculation of earnings per share in the 2004 first quarter when the redemption was approved by our board of trustees.

(4)           In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter when all contingencies are met and the income is earned. Although we defer recognition of this revenue for purposes of calculating net income, we include these amounts in the calculation of FFO for the first three quarters of the year. The fourth quarter FFO  calculation excludes the amounts recognized during the first three quarters.

(5)           Our rights to share in the operating results of our managed hotels in excess of the minimum returns due to us are generally determined based upon annual calculations. We recognize income in excess of our minimum returns in the fourth quarter when all contingencies are met and the income is earned. Although we defer recognition of this revenue for purposes of calculating net income, we include these amounts in the calculation of FFO during the first three quarters of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see note 1), deferred percentage rent (see note 4) and deferred hotel operating income (see note 5) and exclude loss on asset impairment (see note 2) and the excess of liquidation preference over carrying value of redeemed preferred shares (see note 3).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gain or loss on sale of properties, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

DEBT SUMMARY

(dollars in thousands)

	Interest	Principal	Maturity	Due at	Years to
	Rate	Balance	Date	Maturity	Maturity

Secured Debt:

Secured Fixed Rate Debt:
Mortgage - secured by one hotel	8.300%	$3,796	7/1/11	$3,326	6.0

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 bps)	4.130%	$—	6/30/09	$—	4.0

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	3/1/08	$150,000	2.7
Senior notes due 2010	9.125%	50,000	7/15/10	50,000	5.0
Senior notes due 2012	6.850%	125,000	7/15/12	125,000	7.0
Senior notes due 2013	6.750%	300,000	2/15/13	300,000	7.6
Senior notes due 2015	5.125%	300,000	2/15/15	300,000	9.6
Total / weighted average unsecured fixed rate debt	6.405%	$925,000		$925,000	7.3

Total / weighted average secured debt fixed rate debt	8.300%	$3,796		$3,326	6.0
Total / weighted average unsecured floating rate debt	4.130%	—		—	4.0
Total / weighted average unsecured fixed rate debt	6.405%	925,000		925,000	7.3
Total / weighted average debt	6.413%	$928,796		$928,326	7.3

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured
	Fixed Rate	Floating	Fixed
Year	Debt	Rate Debt	Rate Debt	Total
2005	$30	$—	$—	$30
2006	66	—	—	66
2007	71	—	—	71
2008	77	—	150,000	150,077
2009	84	—	—	84
2010	92	—	50,000	50,092
2011	3,376	—	—	3,376
2012	—	—	125,000	125,000
2013	—	—	300,000	300,000
2014	—	—	—	—
2015 and thereafter	—	—	300,000	300,000
	$3,796	$—	$925,000	$928,796

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Leverage Ratios:

Total debt / total assets	29.9%	35.8%	25.9%	26.1%	25.6%
Total debt / real estate assets, at cost	25.7%	30.8%	21.9%	22.1%	21.8%
Total debt / total market capitalization	22.1%	28.2%	18.0%	19.3%	19.2%
Total debt / total book capitalization	32.9%	39.1%	29.3%	28.7%	28.2%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	0.0%	25.1%	10.3%	11.3%	10.1%

Coverage Ratios:

EBITDA / interest expense	4.9x	5.0x	5.7x	5.9x	6.0x
EBITDA / interest expense and preferred distributions	4.4x	4.5x	4.9x	5.1x	5.1x

Public Debt Covenants (1):

Total debt / adjusted total assets - allowable maximum 60.0%	25.4%	30.5%	21.6%	21.9%	21.5%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	4.26x	4.41x	5.90x	5.41x	5.49x
Total unencumbered assets to unsecured debt - required minimum 200%	394.7%	329.0%	464.8%	459.3%	466.3%

(1)        Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

HPT Owned:

	As of and For the Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

FF&E reserves (beginning of period)	$39,810	$38,511	$45,532	$47,746	$48,324
Manager deposits	7,632	6,215	7,018	7,964	7,624
HPT fundings (2)	1,398	2,713	200	2,068	—
Other fundings (3)	—	10,000	—	—	—
Hotel improvements	(11,419)	(17,629)	(14,239)	(12,246)	(8,202)
FF&E reserves (end of period)	$37,421	$39,810	$38,511	$45,532	$47,746

Tenant Owned:

	As of and For the Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

FF&E reserves (beginning of period)	$689	$434	$362	$496	$509
Manager deposits	502	499	423	454	463
Hotel improvements	(188)	(244)	(351)	(588)	(476)
FF&E reserves (end of period)	$1,003	$689	$434	$362	$496

Total:

	As of and For the Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

FF&E reserves (beginning of period)	$40,499	$38,945	$45,894	$48,242	$48,833
Manager deposits	8,134	6,714	7,441	8,418	8,087
HPT fundings (2)	1,398	2,713	200	2,068	—
Other fundings (3)	—	10,000	—	—	—
Hotel improvements	(11,607)	(17,873)	(14,590)	(12,834)	(8,678)
FF&E reserves (end of period)	$38,424	$40,499	$38,945	$45,894	$48,242

(1)           Generally, each of our operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  We own all the FF&E reserve escrows for our hotels except for one third party lease, which provides that the FF&E reserve escrow is owned by the tenant and we have a security and remainder interest in that escrow account.

(2)           Represents FF&E reserve deposits not funded by hotel operations but separately funded by us.  Our operating agreements generally provide that if necessary, we will provide our managers or tenants FF&E funding in excess of escrowed reserves.  To the extent we make such fundings our annual minimum returns or rent increases by a percentage of the amounts we fund.

(3)           Pursuant to our agreement with InterContinental for the management of 15 Staybridge Suites® (part of the InterContinental No. 1 agreement) we agreed to fund $20,000 for rebranding costs and other capital improvements. During the first quarter of 2005 the final $10,000 of these fundings occurred.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

ACQUISITIONS INFORMATION

(dollars in thousands)

				Number			Purchase
Date				of Rooms	Operating	Purchase	Price per
Acquired	Hotels	Brand	Location	/ Suites	Agreement	Price (1)	Room / Suite

2/16/05	12	3 InterContinental®, 4 Crowne Plaza®, 3 Holiday Inn® / Holiday Inn Select®, and 2 Staybridge Suites®	Houston, TX, Toronto, Ontario, San Juan, Puerto Rico, Los Angeles, CA, Redondo Beach, CA, Hilton Head, SC, White Plains, NY, Anaheim, CA, Memphis, TN, College Park, GA, Anaheim, CA and Thornhill, Ontario	3,757	InterContinental (no. 3)	$394,492	$105

5/31/05	1	InterContinental®	Austin, TX	189	InterContinental (no. 3)	30,508	161

Total 2005	13			3,946		$425,000	$108

(1)                                  Represents the gross purchase price and excludes closing costs.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	3/31/2005	6/30/2005

Debt Transactions (1):
New debt raised	$300,000	$—
New debt assumed as part of acquisitions	—	—
Total new debt	300,000	—

Debt retired	—	—
Net debt	$300,000	$—

Equity Transactions:
New common shares issued	—	4,700
New common equity raised, net	$—	$199,233

New preferred shares issued	—	—
New preferred equity raised, net	—	—
Total new equity	$—	$199,233

(1)           Exclude drawings and repayments on our revolving credit facility.  During the three months ended June 30, 2005, we amended our revolving credit facility to change its maturity to June 30, 2009 (plus a one year extension option), to increase the amount available to be drawn to $750,000 (which may be further increased to $1,500,000 in certain circumstances) and to lower the interest rate on drawn amounts to LIBOR plus 80 b.p.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Host (no. 1)	Host (no. 2)	Marriott	BarceloCrestline	Homestead	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)	Hyatt	Carlson (1)	Total / Range / Average (all investments)

Number of Hotels	53	18	35	19	18	30	76	13	24	12	298

Number of Rooms / Suites	7,610	2,178	5,382	2,756	2,399	3,694	9,220	3,946	2,929	2,321	42,435

Hotel Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Homestead Studio Suites®	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	AmeriSuites®	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM / Prime HotelSM	16 Brands

Number of States	24	14	15	14	5	16	29	6 plus Ontario and Puerto Rico	14	8	38 plus Ontario and Puerto Rico

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of BRE / Homestead Village LLC	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	5 Managers

Tenant	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Marriott Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of BRE / Homestead Village LLC	Our TRS	Our TRS	Our TRS	Our TRS	Our TRS	4 Tenants

Investment at June 30, 2005 (2)	$558,247	$186,687	$455,655	$274,222	$145,000	$415,708	$590,250	$425,000	$243,350	$175,270	$3,469,389

End of Current Term	2012	2010	2019	2015	2015	2023	2028	2029	2030	2030	2010-2030

Renewal Options (3)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	2 for 15 years each	2 for 12.5 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each

Current Annual Minimum Return / Rent	$55,713	$18,650	$47,291	$28,508	$15,960	$36,097	$60,000	$37,750	$18,000	$8,000	$325,969

Additional Return / Rent (4)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	10.0% of revenues above 1999/2000 revenues	7.5% of revenues above 2006 revenues	7.5% of revenues above 2006 revenues	7.5% of revenues above 2006 revenues	50% of cash flow in excess of minimum return	50% of cash flow in excess of minimum return

Security Deposit	$50,540	$17,220	$36,204	$28,508	$15,960	$36,872	—	—	—	—	$185,304

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	Limited guarantee provided by Marriott	Tenant minimum net worth requirement	Homestead parent guarantee and $15,960 letter of credit	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson

(1)           In June 2005, we authorized Carlson to pursue the sale of our Prime HotelSM in Atlanta, GA.  In connection with this decision we recorded a $7,300 loss on asset impairment to reduce the carrying value of the hotel to its estimated net realizable value less cost to sell.

(2)           Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)           Renewal options may be exercised by the manager or tenant for all, but not less than all, of the hotels within each combination of hotels.

(4)           Each management contract or lease provides for payment to us of a percentage of increases in total hotel sales over a base year levels as additional return or rent.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

		Percent of		Percent of				Annual	Percent of
	Number	Number	Number of	Number of		Percent of	Investment per	Minimum	Minimum
	of Hotels	of Hotels	Rooms / Suites	Rooms / Suites	Investment (1)	Investment	Room / Suite	Return / Rent	Return / Rent
By Operating Agreement:
Host Marriott (no. 1)	53	18%	7,610	18%	$558,247	16%	$73	$55,713	17%
Host Marriott (no. 2)	18	6%	2,178	5%	186,687	6%	86	18,650	6%
Marriott International	35	12%	5,382	13%	455,655	13%	85	47,291	14%
Barcelo Crestline	19	6%	2,756	6%	274,222	8%	100	28,508	9%
InterContinental (no. 1)	30	10%	3,694	9%	415,708	12%	113	36,097	11%
InterContinental (no. 2)	76	26%	9,220	22%	590,250	17%	64	60,000	18%
InterContinental (no. 3)	13	4%	3,946	9%	425,000	12%	108	37,750	12%
Homestead	18	6%	2,399	6%	145,000	4%	60	15,960	5%
Hyatt	24	8%	2,929	7%	243,350	7%	83	18,000	6%
Carlson (2)	12	4%	2,321	5%	175,270	5%	76	8,000	2%
Total	298	100%	42,435	100%	$3,469,389	100%	$82	$325,969	100%

By Manager:
Marriott International	125	42%	17,926	42%	$1,474,811	43%	$82	$150,162	46%
InterContinental	119	40%	16,860	40%	1,430,958	41%	85	133,847	41%
Homestead	18	6%	2,399	6%	145,000	4%	60	15,960	5%
Hyatt	24	8%	2,929	7%	243,350	7%	83	18,000	6%
Carlson (2)	12	4%	2,321	5%	175,270	5%	76	8,000	2%
Total	298	100%	42,435	100%	$3,469,389	100%	$82	$325,969	100%

By Brand:
AmeriSuites®	24	8%	2,929	7%	$243,350	7%	$83
Candlewood Suites®	76	26%	9,220	22%	590,250	17%	64
Country Inn & Suites by CarlsonSM	4	1%	669	2%	56,185	1%	84
Courtyard by Marriott®	71	24%	10,280	24%	815,889	23%	79
Crowne Plaza®	4	1%	1,700	4%	137,746	4%	81
Holiday Inn®	3	1%	697	2%	33,281	1%	48
Homestead Studio Suites®	18	6%	2,399	6%	145,000	4%	60
InterContinental®	4	1%	1,286	3%	226,239	7%	176
Marriott Hotels®	3	1%	1,356	3%	106,343	3%	78
Park Plaza® Hotels & Resorts	3	1%	534	1%	24,231	1%	45
Prime HotelSM (2)	1	0%	143	0%	5,174	0%	36
Radisson Hotels & Resorts®	4	1%	975	2%	89,680	3%	92
Residence Inn by Marriott®	37	13%	4,695	11%	430,080	12%	92
SpringHill Suites by Marriott®	2	1%	264	1%	20,525	1%	78
Staybridge Suites®	32	11%	3,957	9%	443,442	13%	112
TownePlace Suites by Marriott®	12	4%	1,331	3%	101,974	3%	77
Total	298	100%	42,435	100%	$3,469,389	100%	$82

(1)           Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(2)           In June 2005, we authorized Carlson to pursue the sale of our Prime HotelSM in Atlanta, GA.  In connection with this decision we recorded a $7,300 loss on asset impairment to reduce the carrying value of the hotel to its estimated net realizable value less cost to sell.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

OPERATING STATISTICS BY OPERATING AGREEMENT

	No. of	No. of Rooms /	Second Quarter (1)			Year to Date(1)
	Hotels	Suites	2005	2004	Change	2005	2004	Change
ADR
Host Marriott (no. 1)	53	7,610	$107.79	$100.09	7.7%	$107.95	$99.99	8.0%
Host Marriott (no. 2)	18	2,178	102.39	94.43	8.4%	99.46	94.19	5.6%
Marriott International	35	5,382	103.02	95.19	8.2%	101.10	94.67	6.8%
Barcelo Crestline	19	2,756	99.94	91.81	8.9%	102.66	93.34	10.0%
InterContinental (no. 1)(2)	30	3,694	96.27	89.97	7.0%	95.46	89.29	6.9%
InterContinental (no. 2)	76	9,220	61.13	57.72	5.9%	60.22	56.72	6.2%
InterContinental (no. 3)(3)	13	3,946	116.68	110.40	5.7%	118.30	112.54	5.1%
Hyatt(4)	24	2,929	76.82	70.08	9.6%	75.71	69.23	9.4%
Carlson(4) (5)	12	2,321	77.64	80.45	-3.5%	79.66	81.83	-2.7%
Homestead	18	2,399	56.57	49.03	15.4%	57.08	49.21	16.0%
Total/Average	298	42,435	$89.13	$83.44	6.8%	$88.70	$83.35	6.4%

OCCUPANCY
Host Marriott (no. 1)	53	7,610	73.7%	74.2%	-0.5 pt	70.1%	71.1%	-1.0 pt
Host Marriott (no. 2)	18	2,178	82.9%	81.4%	1.5 pt	80.5%	78.1%	2.4 pt
Marriott International	35	5,382	79.7%	79.2%	0.5 pt	76.7%	75.6%	1.1 pt
Barcelo Crestline	19	2,756	77.6%	78.8%	-1.2 pt	73.7%	75.5%	-1.8 pt
InterContinental (no. 1)(2)	30	3,694	81.1%	78.5%	2.6 pt	77.5%	75.3%	2.2 pt
InterContinental (no. 2)	76	9,220	77.4%	70.3%	7.1 pt	74.9%	67.8%	7.1 pt
InterContinental (no. 3)(3)	13	3,946	77.9%	75.6%	2.3 pt	74.4%	72.4%	2.0 pt
Hyatt(4)	24	2,929	68.2%	67.4%	0.8 pt	66.7%	64.1%	2.6 pt
Carlson(4) (5)	12	2,321	52.0%	62.1%	-10.1 pt	51.9%	65.2%	-13.3 pt
Homestead	18	2,399	79.6%	84.5%	-4.9 pt	78.6%	81.4%	-2.8 pt
Total/Average	298	42,435	75.8%	74.5%	1.3 pt	73.0%	71.8%	1.2 pt

RevPAR
Host Marriott (no. 1)	53	7,610	$79.44	$74.27	7.0%	$75.67	$71.09	6.4%
Host Marriott (no. 2)	18	2,178	84.88	76.87	10.4%	80.07	73.56	8.8%
Marriott International	35	5,382	82.11	75.39	8.9%	77.54	71.57	8.3%
Barcelo Crestline	19	2,756	77.55	72.35	7.2%	75.66	70.47	7.4%
InterContinental (no. 1)(2)	30	3,694	78.07	70.63	10.5%	73.98	67.24	10.0%
InterContinental (no. 2)	76	9,220	47.31	40.58	16.6%	45.10	38.46	17.3%
InterContinental (no. 3)(3)	13	3,946	90.89	83.46	8.9%	88.02	81.48	8.0%
Hyatt(4)	24	2,929	52.39	47.23	10.9%	50.50	44.38	13.8%
Carlson(4) (5)	12	2,321	40.37	49.96	-19.2%	41.34	53.35	-22.5%
Homestead	18	2,399	45.03	41.43	8.7%	44.86	40.06	12.0%
Total/Average	298	42,435	$67.56	$62.16	8.7%	$64.75	$59.85	8.2%

(1)           Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2)           In the calculation of Occupancy and RevPAR, we have reduced the number of available rooms for one hotel, which has been closed temporarily due to fire damage sustained on May 13, 2005.

(3)           Includes data for periods prior to our ownership of some hotels.

(4)           Includes data for periods some hotels were not operated by the current manager.

(5)           We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005, and 11 of these 12 hotels were rebranded with Carlson brands during the second quarter of 2005.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

COVERAGE BY OPERATING AGREEMENT (1)

For the Last Twelve Months Ended (2)
Operating Agreement	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Host Marriott (no. 1)	1.33x	1.31x	1.29x	1.21x	1.14x
Host Marriott (no. 2)	1.07x	1.02x	1.00x	0.95x	0.94x
Marriott International	0.95x	0.90x	0.87x	0.85x	0.83x
Barcelo Crestline	0.90x	0.87x	0.85x	0.80x	0.77x
InterContinental (no. 1) (3)	0.81x	0.77x	0.77x	0.73x	0.72x
InterContinental (no. 2) (3)	0.92x	0.87x	0.83x	0.80x	0.80x
InterContinental (no. 3) (4)	1.00x	0.95x	0.91x	0.87x	0.82x
Hyatt (3)	1.00x	0.96x	0.91x	0.84x	0.81x
Carlson (3) (5)	1.00x	1.19x	1.44x	1.68x	1.75x
Homestead	1.36x	1.28x	1.21x	1.18x	1.14x

For the Three Months Ended (2)
Operating Agreement	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Host Marriott (no. 1)	1.52x	1.23x	1.22x	1.40x	1.40x
Host Marriott (no. 2)	1.23x	0.93x	1.05x	1.05x	1.05x
Marriott International	1.19x	0.84x	0.75x	1.08x	0.99x
Barcelo Crestline	1.06x	0.98x	0.83x	0.74x	0.96x
InterContinental (no. 1)	1.02x	0.79x	0.53x	0.90x	0.88x
InterContinental (no. 2)	1.11x	0.90x	0.77x	0.92x	0.89x
InterContinental (no. 3) (4)	1.23x	1.05x	0.90x	0.81x	1.04x
Hyatt (3)	1.15x	1.03x	0.79x	1.01x	1.01x
Carlson (3) (5)	1.22x	1.46x	0.33x	0.98x	1.99x
Homestead	1.57x	1.43x	1.18x	1.24x	1.28x

(1)           We define coverage as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return payments or minimum rent due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of our operating agreements.

(2)           Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)           Includes data for periods some hotels were not operated by the current manager.

(4)           Includes data for periods prior to our ownership of some hotels.

(5)           We transferred operating responsibility for our Prime HotelsSM to Carlson on April 4, 2005, and 11 of these 12 hotels were rebranded with Carlson brands during the second quarter of 2005.

All  operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. Coverage is calculated as combined total hotel sales minus all expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain hotels and prior to commencement of the operating agreements. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2005	$—	—	—
2006	—	—	—
2007	—	—	—
2008	—	—	—
2009	—	—	—
2010	18,650	5.7%	5.7%
2011	—	—	5.7%
2012	55,713	17.1%	22.8%
2013	—	—	22.8%
2014	—	—	22.8%
2015 and thereafter	251,606	77.2%	100.0%
Total	$325,969	100.0%

Weighted average remaining
term (in years)	16.4